Exhibit 10.4

CORRECTION, AMENDMENT AND RATIFICATION OF LONG-TERM OVERRIDING ROYALTY INTEREST CONVEYANCE (KANSAS) (DEVELOPMENT)

This CORRECTION, AMENDMENT AND RATIFICATION OF LONG-TERM OVERRIDING ROYALTY INTEREST CONVEYANCE (KANSAS) (DEVELOPMENT) (this “Amendment”), dated effective January 1, 2012 (the “Effective Date”), is by and among SandRidge Energy, Inc., a Delaware corporation, with offices at 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102-6406 (“SandRidge Parent”), SandRidge Exploration and Production, LLC, a Delaware limited liability company, with offices at 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102-6406 (“Assignor”), and SandRidge Mississippian Trust II, a statutory trust formed under the laws of the State of Delaware with offices at c/o The Bank of New York Mellon Trust Company, N.A. 919 Congress Avenue, Suite 500, Austin, Texas 78701 (the “Trust”).  SandRidge Parent, Assignor and the Trust are sometimes referred to herein individually as a “Party” and collectively as “Parties”.  Capitalized terms not defined herein shall have the meaning assigned to them in the Development Conveyance (as hereinafter defined).

RECITALS:

WHEREAS, Assignor and the Trust entered into that certain Long-Term Overriding Royalty Interest Conveyance (Kansas) (Development), dated as of the Effective Date, filed in the records of the County Clerks of Comanche and Harper Counties, Kansas as described in Exhibit B hereto (the “Development Conveyance”), pursuant to which Assignor assigned to the Trust an overriding royalty interest in and to certain lands and leases more particularly described therein; and

WHEREAS, simultaneously with the execution and delivery of the Development Conveyance, Assignor and the Trust entered into that certain Perpetual Overriding Royalty Interest Conveyance (Kansas) (PDP), dated as of the Effective Date, filed in the records of the County Clerks of Comanche and Harper Counties, Kansas as described in Exhibit C hereto (the “PDP Conveyance”), pursuant to which Assignor assigned to the Trust an overriding royalty interest in and to certain lands and leases more particularly described therein; and

WHEREAS, SandRidge Parent, Assignor and the Trust are parties to that certain Development Agreement, dated effective January 1, 2012, (the “Development Agreement”); and

WHEREAS, the Development Agreement created an area of mutual interest that included properties located in Comanche and Harper Counties, Kansas (the “AMI”); and

WHEREAS, it was the intent and agreement of SandRidge Parent, Assignor and the Trust that the leases described in Exhibit A to the Development Conveyance would include all the oil and gas leases described in Exhibit A to the PDP Conveyance (the “Additional Leases”) in addition to the oil and gas leasehold interests described in

Exhibit A to the Development Conveyance, as originally executed and delivered and as subsequently amended from time to time; and

WHEREAS, in reliance on the Parties’ intent and agreement that all the oil and gas leases described in Exhibit A to the PDP Conveyance would also be subject to the Development Conveyance, the Trust paid consideration to Assignor and SandRidge Parent and Assignor (collectively “SandRidge”) undertook the performance of the obligations under the Development Agreement, including the obligation to drill “Development Wells” (as defined in the Development Agreement) on lands SandRidge believed to be subject to the Development Conveyance (including lands subject to the Additional Leases), and Assignor has paid to the Trust the overriding royalty due to the Trust under the Development Conveyance on production attributable to the Development Wells drilled by SandRidge, whether located on leases subject to the Development Conveyance as originally executed and delivered, and as subsequently amended from time to time, or on lands subject to the Additional Leases; and

WHEREAS, SandRidge represented periodically to the Trust that the wells Assignor drilled and reported to the Trust as “Development Wells” were in fact “Development Wells” as defined in the Development Agreement; and

WHEREAS, SandRidge recently determined that, through a clerical error, it failed to include the Additional Leases in Exhibit A to the Development Conveyance; and

WHEREAS, the Parties agree that the failure to include the Additional Leases in Exhibit A to the Development Conveyance at the time of execution of the Development Agreement and the Conveyances, and payment by the Trust of the agreed upon consideration for the overriding royalty assigned by the Conveyances, was a mutual mistake and contrary to the intent and agreement of the Parties and, pursuant to (a) Section 10.02(a) of the Amended and Restated Trust Agreement of SandRidge Mississippian Trust II entered into effective as of the 23rd day of April, 2012, by and among SandRidge Energy, Inc., as trustor, The Corporation Trust Company, as Delaware Trustee and The Bank of New York Mellon Trust Company, N.A., as Trustee, and (b) Section 4.06 of the Development Agreement, now desire to correct their mutual mistake by amending and correcting the Development Conveyance to include the Additional Leases, to reflect the original intent and agreement of the Parties; and

WHEREAS, the Parties agree that failure to amend and correct the Development Conveyance would prejudice the Trust and unjustly enrich SandRidge.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

1.             The Recitals set forth in this Agreement are true and correct.

2.             Exhibit A attached to and made part of the Development Conveyance is hereby amended to include the leases listed in Exhibit A attached hereto and made part of this Amendment.

3.             Any wells drilled by, or on behalf of, SandRidge on or after the Effective Date and prior to March 29, 2015, and located on the lands covered by the leases listed in Exhibit A attached to this Amendment, or any lands pooled or unitized therewith, shall continue to be considered Development Wells, as that term is defined in the Development Agreement, consistent with SandRidge’s reporting to the Trust at all times since the formation of the Trust.

4.             The Parties hereby adopt, ratify, and confirm the Development Conveyance as amended by this Amendment, and, as so amended, Assignor does hereby BARGAIN, SELL, GRANT, CONVEY, TRANSFER, ASSIGN, SET OVER, and DELIVER unto the Trust, the Royalty Interest (as such term is defined in the Development Conveyance) to the same extent, and under the same terms and conditions and subject to the same limitations, as if the leases described on Exhibit A hereto had originally been described on Exhibit A to the Development Conveyance.

5.             Assignor hereby reaffirms all covenants, representations and warranties made in the Development Conveyance as such may be amended and supplemented as a result of this Amendment, and hereby represents and warrants that the representations and warranties set forth therein, as such may be amended and supplemented as a result of this Amendment, including without limitation, Section 1.05 of the Development Conveyance, are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

6.             Assignor and the Trust hereby acknowledge and agree that except as specifically amended, changed or modified hereby, or pursuant to any prior written amendments thereto, the Development Conveyance shall remain in full force and effect in accordance with its terms.

7.             This Amendment may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties hereto be contained on any one counterpart hereof.  Every counterpart of this Amendment shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument.  As between the Parties, any signature hereto delivered by a Party by facsimile transmission or email pdf shall be deemed an original hereto.

8.             It is expressly understood and agreed by the Parties that (i) this Amendment is executed and delivered by The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), not individually or personally, but solely as trustee to the Trust in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment.

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IN WITNESS WHEREOF, the Parties have each caused this Amendment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Amendment, to be effective as of the Effective Date.

SANDRIDGE ENERGY, INC.

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President and General Counsel

THE STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on the 7th day of May, 2015, by Philip T. Warman, as Senior Vice President of SandRidge Energy, Inc., a Delaware corporation, on behalf of such corporation.

/s/ Linda Carlisle
Notary Public

My Commission Expires:  01-04-17

Seal (If any):

SANDRIDGE EXPLORATION AND
PRODUCTION, LLC

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President

THE STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on the  7th  day of May, 2015, by Philip T. Warman, as Senior Vice President of SandRidge Exploration and Production, LLC, a Delaware limited liability company, on behalf of such limited liability company.

/s/ Linda Carlisle
Notary Public

My Commission Expires: 01-04-17

Seal (If any):

SANDRIDGE MISSISSIPPIAN TRUST II

	By:	The Bank of New York Mellon Trust
Company, N.A., as Trustee

		By:	/s/ Michael J. Ulrich
		Name:	Michael J. Ulrich
		Title:	Vice President

THE STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on the 8th day of May, 2015, by Michael J. Ulrich, as Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, as Trustee of SandRidge Mississippian Trust II, a Delaware statutory trust, on behalf of said national banking association and said trust.

/s/ Tina Lea Engravallo
Notary Public

My Commission Expires: 7-18-2016

Seal (If any):

EXHIBIT A

(Additional Leases)

[Intentionally omitted]

EXHIBIT B

(Recording Information —Development Conveyance)

COUNTY	RECORDING INFORMATION
Comanche	Recorded April 26, 2012 in Book 121, Page 1081
Harper	Recorded April 26, 2012 in Book G93, Page 647

EXHIBIT C

(Recording Information —PDP Conveyance)

COUNTY	RECORDING INFORMATION
Comanche	Recorded April 26, 2012 in Book 121, Page 1043
Harper	Recorded April 26, 2012 in Book G93, Page 646